Exhibit 10.4

1209 Deming Way
Madison WI 53717

No. 4	REFERENCE DATA	October 19, 2016
These terms are specific to, and incorporated in, this lease.

no.	Item	Lease Provision

1.02	Premises	All of the building and thirteen (13) below grade bunkers
	Parking	All surface parking
	Area of the Premises	56,052 BOMA rentable square feet (“RSF”) excluding the bunkers

1.03	Additional Permitted uses	Manufacture, office, testing and assembly of medical imaging equipment

1.04	Term	Through June 30, 2025
	Effective Date	November 1, 2016

2.01	Rent	$14.00/RSF/yr.
No base rent will be charged for July and August 2018

2.02	Rent Adjustment	$0.50 /RSF/yr. beginning July 1, 2017 and on same date each year thereafter
	Tenant’s pro rata share	100%
	Additional Rent	$6.36/RSF (subject to adjustment per S2.02)

2.04	Security deposit	None

4.01	Build out Allowance	Reference Second Amendment to Lease

10.01	Extension term	Two (2) extension terms of five (5) years each

12.01	Broker	The Gialamas Company, Inc. and JLL

12.13	Encumbrances	Mortgage to US Bank, N.A.

LANDLORD	TENANT
Adelphia, LLC	Accuray, Inc.
Gialamas Family Holdings, LLC, its Manager	1240 Deming Way
8040 Excelsior Drive, Suite 200	Madison, WI 53717
Madison WI 53717

/s/ George Gialamas	/s/ Andrew J Kirkpatrick
George Gialamas	Andrew J Kirkpatrick
Director	SVP, Global Operations and
Corporate Development

1209 Deming Way
Madison, Wisconsin

SECOND AMENDMENT TO LEASE

October 19, 2016

THIS AMENDMENT modifies a lease between Adelphia LLC as Landlord (“Landlord”) and Accuray, Inc., FKA Tomotherapy, Inc. (“Tenant”) for “Premises” (as identified in Reference Data No. 4) at 1209 Deming Way, Madison, Wisconsin.

RECITALS

WHEREAS, Landlord and Tenant are parties to a lease and Lease Addendum dated October 28, 2005, which was modified on January 10, 2006, June 13, 2006 and November 16, 2012 (collectively the “Lease”) for the building and other improvements at 1209 Deming Way, Madison, Wisconsin; and

WHEREAS, Tenant has requested an extension of the Lease that includes a tenant improvement allowance which requires further definition.

NOW, THEREFORE, Landlord and Tenant agree that the Lease is affirmed and shall remain in full force and effect except as provided in Reference Data No. 4, and the following additions to the Lease:

Section 4.01(e) is created to read:

4.01(e) Tenant Improvement Allowance. Landlord acknowledges that Tenant also leases premises at 1240 Deming Way, Madison, Wisconsin (“1240 Deming”). Landlord has agreed that it will, in conjunction with Old Sauk Trails Park Limited Partnership, the landlord at 1240 Deming, provide a tenant improvement allowance (“TIA”) of up to seven hundred fifty thousand dollars ($750,000.00 USD) for use at either or both locations, under the following conditions:

i)                 The TIA is to be used only for physical alterations, additions or improvements to the Premises, but may include related and necessary design and construction fees, as mutually agreed upon by the parties prior to commencement of construction;

ii)              Payment will be made upon submission of an invoice for work that has been previously approved by Landlord utilizing AIA standards;

iii)           Payment will be made directly to the contractor, vendor or supplier and may be conditioned on receipt of one or more lien waivers;

iv)          The TIA limit is a combined limit such that any amount used at one location will reduce the sum available at the other. Tenant is free to allocate the TIA between the two locations as it chooses; and

v)             Any amount of the TIA not used by December 31, 2018 shall be forfeited and no longer available to Tenant at either location.

Section 10.2 is created to read:

Section 10.02. Right of Early Termination. Landlord grants to Tenant the right to terminate this Lease as of June 30, 2023 (the “Early Termination Date”), on the following conditions:

a)        Tenant must notify Landlord, in writing, of its intention to terminate the Lease. The notice must be received by Landlord on or before June 30, 2022. Time is of the essence with respect to the receipt of the notice;

b)        Tenant must pay to Landlord, on or before June 30, 2023, a termination fee equal to two (2) months’ Rent and Additional Rent (as defined in the Lease) plus all unamortized commissions and Tenant Improvement Allowance as of the Early Termination Date;

c)         Tenant must not be in default under the Lease at the time of Landlord’s receipt of the aforesaid notice or on the Early Termination Date.

In witness whereof, Landlord and Tenant have signed this Amendment on October  , 2016.

LANDLORD	TENANT
Adelphia, LLC	Accuray, Inc.
Gialamas Family Holdings, LLC, its Manager	1240 Deming Way
8040 Excelsior Drive, Suite 200	Madison, WI 53717
Madison WI 53717

/s/ George Gialamas	/s/ Andrew J Kirkpatrick
George Gialamas	Andrew J Kirkpatrick
Director	SVP, Global Operations and
Corporate Development